Supplemental Information Third Quarter 2024 Exhibit 99.2

Supplemental Information | As of September 30, 20241 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Table of Contents 242, 242, 242 Financial Summary Consolidated Statements of Operations 2 Funds from Operations and Adjusted Funds from Operations 3 Consolidated Balance Sheets 4 GAAP Reconciliations to EBITDAre, GAAP NOI and Cash NOI 5 Market Capitalization, Debt Summary and Leverage Metrics 6 Net Investment Activity Investment Summary 7 Disposition Summary 8 Portfolio Summary Portfolio Highlights 9 Tenant and Industry Diversification 10 Portfolio Health 11 Leasing Summary Leasing Expiration Schedule, Leasing Activity and Statistics 12 Same-Store Analysis 13 Lease Escalations 14 Glossary 15-17

Supplemental Information | As of September 30, 20242 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share data) 2024 2023 2024 2023 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 110,512 $ 86,969 $ 313,392 $ 246,960 Interest on loans and direct financing lease receivables 6,477 4,568 16,075 13,548 Other revenue, net 143 120 434 1,353 Total revenues 117,132 91,657 329,901 261,861 Expenses: General and administrative 8,623 7,174 26,691 23,343 Property expenses2 1,536 1,359 3,685 3,346 Depreciation and amortization 30,879 26,212 89,332 74,779 Provision for impairment of real estate 5,695 165 12,259 1,645 Change in provision for loan losses 246 (63) 249 (85) Total expenses 46,979 34,847 132,216 103,028 Other operating income: (Loss) gain on dispositions of real estate, net (243) 1,859 1,402 19,320 Income from operations 69,910 58,669 199,087 178,153 Other (expense)/income: Loss on debt extinguishment — (116) — (116) Interest expense (21,627) (12,633) (54,586) (36,837) Interest income 1,169 330 2,510 1,416 Other Income — — 1,548 — Income before income tax expense 49,452 46,250 148,559 142,616 Income tax expense 159 162 470 472 Net income 49,293 46,088 148,089 142,144 Net income attributable to non-controlling interests (153) (174) (460) (532) Net income attributable to stockholders $ 49,140 $ 45,914 $ 147,629 $ 141,612 Basic weighted-average shares outstanding 175,330,976 155,917,176 172,656,778 150,314,073 Basic net income per share $ 0.28 $ 0.29 $ 0.85 $ 0.94 Effects of dilutive securities: OP Units 553,847 553,847 553,847 553,847 Unvested RSAs and RSUs 985,129 400,296 779,852 399,547 Forward Sales 2,740,647 311,665 1,374,803 341,959 Diluted weighted-average shares outstanding 179,610,599 157,182,984 175,365,280 151,609,426 Diluted net income per share $ 0.27 $ 0.29 $ 0.84 $ 0.94 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $285, $198, $619 and $518 for the three and nine months ended September 30, 2024 and 2023, respectively. 2. Includes reimbursable income or reimbursable expenses from the Company's tenants of $1,172, $820, $2,333 and $2,161 for the three and nine months ended September 30, 2024 and 2023, respectively. Financial Summary Consolidated Statements of Operations 242, 242, 242

Supplemental Information | As of September 30, 20243 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Includes the following during the: i) three months ended September 30, 2023 — $0.1 million loss on debt extinguishment; ii) nine months ended September 30, 2023 — $0.1 million loss on debt extinguishment, $0.9 million of insurance recovery income and $0.2 million of severance expense and non-cash compensation expense. 2. Calculations exclude $118, $101, $352 and $304 from the numerator for the three and nine months ended September 30, 2024 and 2023, respectively, related to dividends paid on unvested restricted stock awards and restricted stock units. Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 242, 242, 242 Three Months Ended September 30, Nine Months Ended September 30, (unaudited, in thousands except per share amounts) 2024 2023 2024 2023 Net income $ 49,293 $ 46,088 $ 148,089 $ 142,144 Depreciation and amortization of real estate 30,839 26,186 89,211 74,701 Provision for impairment of real estate 5,695 165 12,259 1,645 (Loss) gain on dispositions of real estate, net 243 (1,859) (1,402) (19,320) Funds from Operations 86,070 70,580 248,157 199,170 Non-core expense (income)1 — 116 — (588) Core Funds from Operations 86,070 70,696 248,157 198,582 Adjustments: Straight-line rental revenue, net (11,099) (7,191) (31,259) (20,739) Non-cash interest 1,115 762 2,999 2,195 Non-cash compensation expense 2,618 2,144 8,205 7,022 Other amortization expense 261 708 736 1,244 Other non-cash charges 413 (68) 974 (101) Capitalized interest expense (1,486) (750) (3,690) (1,765) Adjusted Funds from Operations $ 77,892 $ 66,301 $ 226,122 $ 186,438 Net income per share2: Basic $ 0.28 $ 0.29 $ 0.85 $ 0.94 Diluted $ 0.27 $ 0.29 $ 0.84 $ 0.94 FFO per share2: Basic $ 0.49 $ 0.45 $ 1.43 $ 1.32 Diluted $ 0.48 $ 0.45 $ 1.41 $ 1.31 Core FFO per share2: Basic $ 0.49 $ 0.45 $ 1.43 $ 1.31 Diluted $ 0.48 $ 0.45 $ 1.41 $ 1.31 AFFO per share2: Basic $ 0.44 $ 0.42 $ 1.30 $ 1.23 Diluted $ 0.43 $ 0.42 $ 1.29 $ 1.23

Supplemental Information | As of September 30, 20244 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary Consolidated Balance Sheets 242, 242, 242 (in thousands, except share and per share amounts) September 30, 2024 December 31, 2023 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 1,799,183 $ 1,542,302 Building and improvements 3,302,198 2,938,012 Lease incentive 18,731 17,890 Construction in progress 200,725 96,524 Intangible lease assets 94,894 89,209 Total real estate investments, at cost 5,415,731 4,683,937 Less: accumulated depreciation and amortization (450,454) (367,133) Total real estate investments, net 4,965,277 4,316,804 Loans and direct financing lease receivables, net 336,210 223,854 Real estate investments held for sale, net 6,882 7,455 Net investments 5,308,369 4,548,113 Cash and cash equivalents 32,656 39,807 Restricted cash 6,055 9,156 Straight-line rent receivable, net 137,729 107,545 Derivative assets 17,823 30,980 Rent receivables, prepaid expenses and other assets, net 29,423 32,660 Total assets $ 5,532,055 $ 4,768,261 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,720,158 $ 1,272,772 Senior unsecured notes, net 396,264 395,846 Revolving credit facility 80,000 — Intangible lease liabilities, net 10,894 11,206 Dividend payable 51,124 47,182 Derivative liabilities 40,403 23,005 Accrued liabilities and other payables 31,566 31,248 Total liabilities 2,330,409 1,781,259 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 9/30/24 and 12/31/23 — — Common stock, $0.01 par value; 500,000,000 authorized; 175,331,836 and 164,635,150 issued and outstanding as of 9/30/24 and 12/31/23, respectively 1,753 1,646 Additional paid-in capital 3,330,653 3,078,459 Distributions in excess of cumulative earnings (113,232) (105,545) Accumulated other comprehensive income (25,834) 4,019 Total stockholders' equity 3,193,340 2,978,579 Non-controlling interests 8,306 8,423 Total equity 3,201,646 2,987,002 Total liabilities and equity $ 5,532,055 $ 4,768,261

Supplemental Information | As of September 30, 20245 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 1. Adjustment is made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended September 30, 2024 had occurred on July 1, 2024. 2. Adjustment is made to i) exclude non-core adjustments made in computing Core FFO, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) September 30, 2024 Net income $ 49,293 Depreciation and amortization 30,879 Interest expense 21,627 Interest income (1,169) Income tax expense 159 EBITDA 100,789 Provision for impairment of real estate 5,695 (Loss) gain on dispositions of real estate, net 243 EBITDAre 106,727 Adjustment for current quarter re-leasing, acquisition and disposition activity1 5,052 Adjustment to exclude other non-core and non-recurring activity2 319 Adjustment to exclude termination/prepayment fees and certain percentage rent3 (172) Adjusted EBITDAre - Current Estimated Run Rate 111,926 General and administrative 8,814 Adjusted net operating income ("NOI") 120,740 Straight-line rental revenue, net1 (11,713) Other amortization expense 261 Adjusted Cash NOI $ 109,288 Annualized EBITDAre $ 426,908 Annualized Adjusted EBITDAre $ 447,704 Annualized Adjusted NOI $ 482,960 Annualized Adjusted Cash NOI $ 437,152

Supplemental Information | As of September 30, 20246 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps (for 2027 and 2028 Term Loans) or 95bps (for 2029 and 2030 Term Loans) and SOFR premium of 10bps. 2. Weighted average maturity calculation is made after giving effect to extension options exercisable at our election. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $500 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 4. Common equity & units as of September 30, 2024, based on 175,331,836 common shares outstanding and 553,847 OP units held by non-controlling interests. 5. Pro forma adjustments have been made to reflect the unsettled portion of shares sold on a forward basis through our March 2024 follow-on offering and through our ATM Program as if they had been physically settled on September 30, 2024. (dollars in thousands, except share and per share amounts) September 30, 2024 Rate Wtd. Avg. Maturity Unsecured debt: February 2027 term loan1 $ 430,000 2.4% 2.4 years January 2028 term loan1 400,000 4.6% 3.3 years February 2029 term loan1,2 450,000 5.4% 4.4 years January 2030 term loan1,2 450,000 4.9% 5.3 years Senior unsecured notes due July 2031 400,000 3.1% 6.8 years Revolving credit facility2 80,000 5.7% 1.4 years Total unsecured debt 2,210,000 4.2% 4.3 years Gross debt 2,210,000 Less: cash & cash equivalents (32,656) Less: restricted cash available for future investment (6,055) Net debt 2,171,289 Equity: Preferred stock — Common stock & OP units (175,885,683 shares @ $34.15/share as of 9/30/24)4 6,006,496 Total equity 6,006,496 Total enterprise value ("TEV") $ 8,177,785 Pro forma adjustments to Net Debt and TEV:5 Net debt $ 2,171,289 Less: Unsettled forward equity (22,937,762 shares @ $27.29/share as of 9/30/24) (625,972) Pro forma net debt 1,545,317 Total equity 6,006,496 Common stock — unsettled forward equity (22,937,762 shares @ $34.15/share as of 9/30/24) 783,325 Pro forma TEV $ 8,335,138 Gross Debt / Undepreciated Gross Assets 36.9% Net Debt / TEV 26.6% Net Debt / Annualized Adjusted EBITDAre 4.8x Pro Forma Gross Debt / Undepreciated Gross Assets 33.4% Pro Forma Net Debt / Pro Forma TEV 18.5% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.5x

Supplemental Information | As of September 30, 20247 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Investment Summary 242, 242, 242 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 Number of Transactions 39 24 29 30 43 36 35 37 Property Count 115 57 78 65 93 79 83 57 Avg. Investment per Unit (in 000s) $2,782 $3,401 $3,350 $2,812 $3,008 $2,767 $3,393 $4,102 Cash Cap Rates2 7.5% 7.6% 7.4% 7.6% 7.9% 8.1% 8.0% 8.1 % GAAP Cap Rates3 8.8% 9.0% 8.7% 8.7% 9.1% 9.3% 9.1% 9.1 % Weighted Average Lease Escalation 1.8% 1.8% 2.0% 1.8% 1.9% 1.8% 2.0% 1.9% 1.9% 1.9% 2.1 % Master Lease %4,5 90% 86% 57% 60% 72% 82% 76% 57 % Sale-Leaseback %4,6 99% 100% 99% 100% 97% 100% 100% 89 % Existing Relationship %4 95% 94% 66% 86% 96% 87% 82% 79% % of Financial Reporting4 100% 100% 100% 100% 100% 100% 100% 100 % Rent Coverage Ratio 3.2x 3.3x 3.9x 3.3x 3.3x 2.7x 3.0x 4.7x Lease Term Years 18.7 19.0 19.3 17.6 17.6 17.2 17.8 17.2 $328,370 $207,147 $277,361 $213,327 $314,865 $248,770 $333,910 $307,615 $— $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t A ct iv ity ($ 00 0s )

Supplemental Information | As of September 30, 20248 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Disposition Summary 242, 242, 242 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. 5. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel was sold. Dispositions 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 Realized Gain/(Loss) 1,2 7.2% (2.1) % (0.9) % (2.3) % 8.2% (20.1) % (49.0) % (25.5) % Cash Cap Rate on Leased Assets 3,4 6.9% 6.1% 6.2% 6.5% 6.6% 6.5% 7.3% 6.8 % Leased Properties Sold 5 25 17 14 9 9 6 4 7 Vacant Properties Sold 5 1 — 2 1 — 1 2 2 Rent Coverage Ratio 2.1x 2.3x 2.2x 3.6x 3.5x 2.7x 0.5x 13.2x $75,522 $37,161 $41,736 $28,496 $30,602 $11,949 $4,783 $16,973 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is po si tio n A ct iv ity ($ 00 0s )1

Supplemental Information | As of September 30, 20249 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Portfolio Summary Portfolio Highlights 242, 242, 242 1. Includes 149 properties that secure mortgage loans receivable. 2. Exclusive of our Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. As of September 30, 2024 Investment Properties (#)1 2,053 Square Footage (mm) 21.0 Tenants (#) 407 Concepts (#) 583 Industries (#) 16 States (#) 49 Weighted Average Remaining Lease Term (Years) 14.1 Triple-Net Leases (% of Cash ABR) 96.4% Master Leases (% of Cash ABR) 65.6% Sale-Leaseback (% of Cash ABR)2,3 91.8% Unit-Level Rent Coverage 3.6x Unit-Level Financial Reporting (% of Cash ABR) 99.0% Leased (%) 99.9% Top 10 Tenants (% of Cash ABR) 17.7% Average Investment Per Property ($mm) $2.7 Total Cash ABR ($mm) $438.0

Supplemental Information | As of September 30, 202410 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Portfolio Summary Tenant and Industry Diversification 242, 242, 242 Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 149 properties that secure mortgage loans receivable, but excludes three vacant properties. 3. Calculation excludes three vacant properties, properties with no annualized base rent, and properties under construction. 4. Tenant is Undefeated Tribe, a franchisee of the concept, Crunch Fitness Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt3 Rent Per SqFt3 Car Washes Service $ 67,515 15.4% 204 1,008,703 $ 67.52 Early Childhood Education Service 51,605 11.8% 219 2,297,820 22.46 Medical / Dental Service 50,268 11.5% 230 1,884,925 26.67 Quick Service Service 42,096 9.6% 433 1,146,441 36.90 Automotive Service Service 34,426 7.9% 254 1,824,894 18.86 Casual Dining Service 29,394 6.7% 127 874,540 33.61 Convenience Stores Service 27,288 6.2% 167 621,512 43.91 Equipment Rental and Sales Service 24,464 5.6% 87 1,658,501 14.75 Other Services Service 10,001 2.3% 50 651,588 15.35 Family Dining Service 7,103 1.6% 34 237,610 29.89 Pet Care Services Service 6,715 1.5% 39 320,372 21.89 Service Subtotal 350,875 80.1% 1,844 12,526,906 28.07 Entertainment Experience 32,670 7.5% 59 1,913,275 17.08 Health and Fitness Experience 20,318 4.6% 44 1,527,069 13.75 Movie Theatres Experience 4,404 1.0% 6 293,206 15.02 Experience Subtotal 57,392 13.1% 109 3,733,550 15.58 Grocery Retail 12,923 3.0% 34 1,582,830 8.16 Home Furnishings Retail 1,530 0.3% 3 176,809 8.65 Retail Subtotal 14,453 3.3% 37 1,759,639 8.21 Other Industrial Industrial 11,265 2.6% 37 1,739,221 6.48 Building Materials Industrial 3,966 0.9% 23 1,257,015 3.16 Industrial Subtotal 15,231 3.5% 60 2,996,236 5.08 Total/Weighted Average $ 437,951 100% 2,050 21,016,331 $ 20.92 Top 10 Tenants1 Properties2 % of Cash ABR 60 4.3% 8 1.9% 32 1.6% 16 1.5% 20 1.5% 25 1.4% 13 1.4% 7 1.4% 28 1.4% 11 1.3% Top 10 Tenants 220 17.7% Total 2,050 100% 4

Supplemental Information | As of September 30, 202411 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 21% % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 20 39 A fte r —% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 27% % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - —% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% ≥ 2.00x 71.1%Not Reported 1.2% 1.50x to 1.99x 14.3% 1.00x to 1.49x 10.4% < 1.00x 3.0% Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of September 30, 2024 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Rent Coverage Ratio (x) Reporting Requirements % of Cash ABR Unit-Level Financial Information 99.0% Corporate-Level Financial Reporting 99.0% Both Unit-Level and Corporate-Level Financial Information 98.1% No Financial Information 1.9% Rent Coverage Ratio (x) Expiring through 2028: 3.9% of ABR, 3.0x coverage

Supplemental Information | As of September 30, 202412 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 242, 242, 242 1. Expiration year of contracts in place as of September 30, 2024 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 149 properties that secure mortgage loans receivable, but exclude three vacant properties. 3. Weighted by cash ABR as of September 30, 2024. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of September 30, 2024. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics Lease Terminated Leases Re-Leased Total $(000)s Renewals Without Vacancy After Vacancy Leasing Prior Cash ABR 4,783 1,291 719 6,793 New Cash ABR4 4,960 1,337 450 6,747 Recovery Rate 103.7% 103.6% 62.6% 99.3 % Number of Leases 42 12 4 58 Average Months Vacant — — 5 — % of Total Cash ABR5 1.4% 0.4% 0.1% 1.8 % Vacant Properties at June 30, 2024 5 Expiration Activity — Leasing Acivity — Vacant Property Sales (2) Lease Termination — Vacant Properties at September 30, 2024 3 Cash ABR % of # of Wgt. Avg. Year1 ($000)s Cash ABR Properties2 Coverage3 2024 $ 723 0.2% 10 2.5x 2025 3,008 0.7% 17 2.9x 2026 3,038 0.7% 19 3.4x 2027 5,754 1.3% 44 3.5x 2028 4,372 1.0% 16 2.5x 2029 10,160 2.3% 117 4.6x 2030 4,122 0.9% 44 4.6x 2031 12,432 2.8% 67 3.0x 2032 12,677 2.9% 45 4.3x 2033 8,293 1.9% 31 2.7x 2034 30,374 6.9% 212 6.3x 2035 15,738 3.6% 100 4.4x 2036 40,202 9.2% 162 4.0x 2037 24,319 5.6% 128 4.3x 2038 52,134 11.9% 202 3.5x 2039 31,221 7.1% 128 3.7x 2040 25,126 5.7% 113 2.5x 2041 20,175 4.6% 94 3.1x 2042 33,090 7.6% 150 2.9x 2043 49,299 11.3% 182 2.7x Thereafter 51,694 11.8% 169 3.2x Total $ 437,951 100.0% 2,050 3.6x

Supplemental Information | As of September 30, 202413 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio Performance ¹ Contractual Cash Rent ($000s)² % Type of Business 3Q'23 3Q'24 Change Service $ 61,242 $ 62,076 1.4% Experience 10,573 10,714 1.3% Retail 3,268 3,296 0.8% Industrial 2,883 2,937 1.9% Total Same-Store Rent $ 77,966 $ 79,023 1.4% 1.6% 1.6% 1.5% 1.2% 1.5% 1.5% 1.4% 1.4% 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 —% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% Trailing 8 Qtr. Avg. Same-Store Rent Growth ¹ 1. All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is July 1, 2023 through September 30, 2024. The same-store portfolio for 3Q'24 is comprised of 1,644 properties and represents 72% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at September 30, 2024. 2. The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of September 30, 2024; excludes (i) percentage rent that is subject to sales breakpoints per the lease and (ii) redevelopment properties in a free rent period

Supplemental Information | As of September 30, 202414 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Lease Escalations 242, 242, 242 1. Based on cash ABR as of September 30, 2024. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 82.0% 1.7% Every 2 years 0.9% 1.5% Every 3 years 0.1% 1.7% Every 4 years 0.1% 1.0% Every 5 years 13.7% 1.8% Other escalation frequencies 2.1% 0.0% Flat 1.1% 0.0% Total / Weighted Average 100.0% 1.7% CPI 2.0% Flat 1.1% Contractual Fixed 96.9%

Supplemental Information | As of September 30, 202415 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization expense, other non-cash charges and capitalized interest expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Information | As of September 30, 202416 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Supplemental Information | As of September 30, 202417 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.